UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2014

ALLIANCE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Bayview Circle, Suite 400
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)
(949) 242-5300
(Registrant’s telephone number, including area code)
Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2014, Alliance HealthCare Services, Inc. (the “Company”) announced that Michael J. Shea has stepped down from his position as Chief Operating Officer, effective April 30, 2014.

Item 7.01:	Regulation FD Disclosure.

On May 2, 2014, the Company issued a press release announcing the departure of Mr. Shea, the Company’s Chief Operating Officer. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01:	Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is furnished with this Form 8-K:

99.1:     Press release issued by Alliance HealthCare Services, Inc. on May 2, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLIANCE HEALTHCARE SERVICES, INC.
May 2, 2014
By:    /s/ Richard W. Johns
Name:     Richard W. Johns
Title:    Executive Vice President, General Counsel
& Secretary